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                                                                    EXHIBIT 23.5


                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Global Crossing Ltd. of our report dated December 15, 1999 relating to the financial statements of HCL Holdings Limited for each of the three years ended December 31, 1998.



/s/ PricewaterhouseCoopers
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PricewaterhouseCoopers

Hong Kong
January 14, 2000